Exhibit 10.2

1

关Ø于Ú番¬禺®骏¥升ý项î目¿之®股É权¨转ª让Ã协议é之®解â除ý协议é
Termination Agreement for the Equity Transfer Agreement with Respect to Panyu Gemstar Project

以Ô下Â五å方½于Ú2018年~___月ë__ 日é (以Ô下Â简ò称Æ"生ú效§日Õ")签©署ð本¾关Ø于Ú番¬禺®骏¥升ý项î目¿之®股É权¨转ª让Ã协议é之®解â除ý协议é (以Ô下Â简ò称Æ”±解â除ý协议é”±):
This Termination Agreement for the Equity Transfer Agreement with Respect to Panyu Gemstar Project (the “°Termination Agreement”±) is entered into this ____ day of ______2018 (the “°Effective Date”±) by and among the following parties:
甲×方½༚º实µ致Â发¢展¹有Ð限Þ公«司¾
授Ú权¨代ú表í༚ºDavid Chong Cheung Hyen
地Ø址·༚º香ã港Û九Å龙ú红ì磡|德Â丰á街Ö18号Å海£滨õ广ã场¡一»座ù九Å楼¥903-908室Ò
Party A:    CG Development Limited
Authorized Representative: David Chong Cheung Hyen
Address:     902-908, 9/F, One Harbourfront, 18 Tak Fung Street, Hung Hom, Kowloon, Hong Kong

乙Ò方½༚º广ã州Ý市Ð珺B昊»投¶资Ê有Ð限Þ公«司¾
法¨定¨代ú表í人Ë༚º岑¯兆×雄Û
地Ø址·༚º广ã州Ý市Ð越½秀ã区ø东«风ç路·410-412号Å第Ú36层ã自Ô编àS房¿
Party B:    Guangzhou Junhao Investment Co., Ltd.
Legal Representative: Cen Zhaoxiong
Address:     Room S, 36F, No. 410-412, Dongfeng Road, Yuexiu District, Guangzhou

丙û方½༚º通¨用Ã电ç子Ó公«司¾
授Ú权¨代ú表í༚ºBryan M. Hackworth
地Ø址·༚º201E༌¬Sandpoint Avenue༌¬8th Floor༌¬Santa Ana༌¬CA 92707༌¬USA
Party C:    Universal Electronics Inc.
Authorized Representative: Bryan M. Hackworth
Address:     201E, Sandpoint Avenue, 8th Floor, Santa Ana, CA92707, USA

丁¡方½༚º骏¥升ý科Æ技¼༈¨中Ð国ú༉©有Ð限Þ公«司¾
法¨定¨代ú表í人Ë༚º陈Â德Â忠Ò
地Ø址·༚º广ã州Ý市Ð番¬禺®区ø钟Ó村å镇ò市Ð广ã路·钟Ó二þ路·段Î45号Å
Party D:    Gemstar Technology (China) Co., Limited
Legal Representative: Chen Dezhong
Address:    45 Section II Shiguang Road, Zhongcun Town, Panyu District, Guangzhou

戊ì方½༚º时±代ú中¤国控Ø股É有Ð限Þ公«司¾
法¨定¨代ú表í人Ë༚º岑¯钊È雄Û
地Ø址·༚º香ã港Û中Ð环·康µ乐Ö广ã场¡8号Å交»易×广ã场¡二þ期Ú47楼¥4706-07室Ò

Party E:     Times China Holdings Limited
Legal Representative: Cen Zhaoxiong
Address:    Suites 4706-07, 47/F, Two Exchange Square, 8 Connaught Place, Central, Hong Kong

鉴ø于Ú༚º
甲×方½、¢乙Ò方½、¢丙û方½、¢丁¡方½、¢戊ì方½于Ú2016年ê9月Â18日Õ签©订©《¶关Ø于Ú番¬禺®骏¥升ý项î目¿之®股É权¨转ª让Ã协议é》·༈¨以Ô下Â简ò称Æ“°原协议é”±༉©。£根ù据Ý原协议é第Ú4.1条õ约¼定¨༌¬甲×乙Ò双«方½已Ñ于Ú【¾2016】¿年ê【¾09】¿月Â【¾27】¿日Õ在Ú【¾中Ð國ø工¤商Ì銀y行Ð股É份Ý有Ð限Þ公«司¾廣V州Ý云Æ山½支§行Ð】¿银ø行Ð开ª立¢共²管Ü账Ë户§༌¬账Ë户§名û为ª【¾廣V州Ý市Ð珺B昊»投¶資Y有Ð限Þ公«司¾】¿༌¬账Ë号Å为ª【¾36020060192011931】¿༌¬乙Ò方½已Ñ于Ú【¾2016】¿年ê【¾9】¿月Â【¾29】¿日Õ将«定¨金ð人Ë民ñ币Ò3༌¬200万ò元ª转ª入ë共²管Ü账Ë户§(以Ô下Â简ò称Æ“°定¨金ð”±)。£
Whereas, on September 18, 2016, Party A, Party B, Party C, Party D, and Party E signed the “Equity Transfer Agreement with Respect to Panyu Gemstar Project” (hereinafter referred to as the “Original Agreement”). According to Article 4.1 of the Original Agreement, Party A and Party B have opened an Escrow Account at the Industrial and Commercial Bank of China Guangzhou Yushan Branch on 09/27/2016, and the account name is Guangzhou Junhao Investment Co., Ltd., the account number is 36020060192011931. Party B has transferred RMB 32 million deposit into the Escrow Account on 09/29/2016 (the “Initial Deposit”).
现Ö经各÷方½经友Ñ好Ã协商Ì༌¬各÷方½一»致Â同¬意â解â除ý原协议é༌¬各÷方½特Ø此Ë於ó生ú效§日Õ签©订©本¾解â除ý协议é并¢同P意N共²同¬遵ñ守Ø。£
Now, after friendly negotiations amongst the parties, the parties have unanimously agreed to terminate the Original Agreement, and the parties hereby will sign this Termination Agreement effective on and as of the Effective Date and agree to abide by its terms.

1.	各÷方½一»致Â同¬意â༌¬原协议é自Ô生ú效§日Õ起ð立¢即Y解â除ý༌¬原协议é中Ð约¼定¨的Ä双«方½权¨利û义å务ñ终Õ止¹༌¬各U方½互¥不»承Ð担£原协议é下Â之®任Î何Î责ð任Î༌¬包ü括¨但«不»限Þ于Ú违¥约¼或ò声ù称Æ违¥约¼之®责ð任Î。£
All parties agree that the Original Agreement is terminated effective immediately on and as of the Effective Date and the Parties’ rights and obligations under the Original Agreement shall cease, and the Parties shall not bear any liability of whatever kind or nature under or in connection with the Original Agreement, including without limitation, any breach or claim of breach of the Original Agreement.

2.	乙Ò方½向ò甲Ò方½退Ë还¹因ò尽¡职°调÷查é而ø获ñ取¡丁¡方½相à关Ø资Ê料Ï后ó༌¬应¦保£证¤对Ô相à关Ø资Ê料Ï、¢信Å息¢承Ð担£保£密Ü义å务ñ。£
After Party B has returned to Party A the documents and materials that Party B had received in the course of its due diligence review of Party D (“Due Diligence Materials”), Party B shall thereafter also ensure confidentiality of such Due Diligence Materials and their associated information.

3.	于Ú生ú效§日Õ起ð5日Õ内Ú༌¬甲×方½应¦协助ú乙Ò方½解â除ý共²管Ü账Ë户§的Ä共²管Ü并¢协助ú将«共²管Ü账Ë户§中Ð的Ä定¨金ð༈¨含¬共²管Ü账Ë户§所ù得Ã利û息¢༌¬如ç有Ð༉©,退Ë回Ø至Á乙Ò方½书é面æ指¸定¨账Ë户§。£
Within 5 days from the Effective Date, Party A shall assist Party B in the cancellation of the Escrow Account and the return of the Initial Deposit (including interest accrued, if any), to the account of Party B as Party B designates in writing.

4.	若ô甲×方½未´按´本¾协议é第Ú3条õ的Ä约¼定¨履Ä行Ð, 每¿逾â期Ú1日Õ༌¬甲×方½应¦按´共²管Ü账Ë户§内Ú未´退Ë还¹乙Ò方½金ð额î的Ä0.05%向ò乙Ò方½支§付¶违¥约¼金ð。£

If Party A does not fulfill its obligations under Article 3 above, Party A shall pay Party B a penalty charge of 0.05% per day of the unpaid amount to Party B in the Escrow Account

5.
本¾解â除ý协议é用Ã中Ð英¢文Ä书é写´༌¬如ç两½种Ö语ï文Ä版æ本¾规æ定¨不»同¬༌¬以Ô中Ð文Ä版æ本¾为ª准¼。£因ò履Ä行Ð本¾协议é发¢生ú争ù议é的Ä༌¬各÷方½应¦友Ñ好Ã协商Ì解â决ö༛»如ç协商Ì不»成É༌¬则ò任Î何Î一»方½可É将«有Ð关Ø争ù议é提á交»至Á南Ï沙³国ú际Ê仲Ù裁Ã中Ð心Ä按´该Ã委¯员±会á的Ä仲Ù裁Ã程Ì序ò规æ则ò进ø行Ð最î终Õ仲Ù裁Ã༌¬仲Ù裁Ã裁Ã决ö为ª终Õ局Ö༌¬对Ô各÷方½均ù具ß有Ð约¼束ø力¦。£本¾协议é的Ä订©立¢、¢执´行Ð、¢效§力¦、¢解â释Í以Ô及°由É此Ë产ú生ú的Ä争ù议é解â决ö均ù适Ê用Ã中Ð华ª人Ë民ñ共²和Í国ú法¨律É。£

This Termination Agreement is written in both Chinese and English. If there is any discrepancy between the two versions, the Chinese version shall prevail. Any disputes and claims arising out of this Termination Agreement shall first be resolved by friendly consultation, and if no agreement can be reached by friendly consultation, any Party may submit the dispute or claim for arbitration before the China Nansha International Arbitration Centre in accordance with its procedural rules, and any arbitral award shall be final and binding on the Parties. Further, the conclusion, implementation, validity and interpretation of and disputes arising out of this Termination Agreement shall be governed by the laws of the People’s Republic of China.

6.	本¾解â除ý协议é一»式½拾°份Ý༌¬甲×乙Ò丙û丁¡戊ì各÷方½各÷执´贰¡份Ý༌¬自Ô各÷方½授Ú权¨代ú表í签©字Ö并¢加Ó盖Ç公«章Â之®日Õ起ð生ú效§༌¬每¿份Ý均ù具ß同¬等È法¨律É效§力¦。£
This Termination Agreement will be signed in ten duplicates. Each party will hold two copies and each copy shall have full legal effect. The Agreement shall be effective upon the signing of the Agreement by each party’s authorized representative and the affixing of each party’s chop.

甲×方½༚º实µ致Â发¢展¹有Ð限Þ公«司¾༈¨盖Ç章Â༉©
Party A:    CG Development Limited (Chop)
法¨定¨代ú表í人Ë或ò授Ú权¨代ú表í༈¨签©字Ö༉©༚º
Legal Representative (Signature)
年ê 月Â 日Õ
Date:

乙Ò方½༚º广ã州Ý市Ð珺B昊»投¶资Ê有Ð限Þ公«司¾༈¨盖Ç章Â༉©
Party B:     Guangzhou Junhao Investment Co., Ltd. (Chop)
法¨定¨代ú表í人Ë或ò授Ú权¨代ú表í༈¨签©字Ö༉©༚º
Legal Representative (Signature)
年ê 月Â 日Õ
Date:

丙û方½༚º通¨用Ã电ç子Ó公«司¾༈¨盖Ç章Â༉©
Party C:     Universal Electronics Inc. (Chop)
法¨定¨代ú表í人Ë或ò授Ú权¨代ú表í༈¨签©字Ö༉©༚º
Legal Representative (Signature)
年ê 月Â 日Õ
Date:

丁¡方½༚º骏¥升ý科Æ技¼༈¨中Ð国ú༉©有Ð限Þ公«司¾༈¨盖Ç章Â༉©
Party D:    Gemstar Technology (China) Co. Ltd. (Chop)
法¨定¨代ú表í人Ë或ò授Ú权¨代ú表í༈¨签©字Ö༉©༚º
Legal Representative (Signature)
年ê 月Â 日Õ
Date:

戊ì方½༚º时±代ú中¤国控Ø股É有Ð限Þ公«司¾
Party E: Times China Holdings Limited
法¨定¨代ú表í人Ë或ò授Ú权¨代ú表í༈¨签©字Ö༉©༚º
Legal Representative (Signature)
年ê 月Â 日Õ
Date: